EXHIBIT 10.01



                       PIC LOAN AGREEMENT


                         by and between



                   PANDA FUNDING CORPORATION,
                           as Lender


                              and

                PANDA INTERFUNDING CORPORATION,
                          as Borrower








                             Dated
                             as of
                          July 31, 1996








                       TABLE OF CONTENTS

   (The Table of Contents is not a part of the Loan Agreement but for convenience of reference only.)
                                                                Page

Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
Preliminary Recitals . . . . . . . . . . . . . . . . . . . . .     1

ARTICLE I    DEFINITIONS AND INTERPRETATIONS
    Section 1.1.  Definitions                                      2
    Section 1.2.  Interpretations                                  4

ARTICLE II   SALE OF THE BONDS; LOAN; DISPOSITION OF LOAN PROCEEDS
    Section 2.1.  Issuance of the Bonds                            4
    Section 2.2.  Loans                                            4
    Section 2.3.  Redemption of Bonds                              5

ARTICLE III  LOAN PAYMENTS
    Section 3.1.   Loan Payments                                   5
    Section 3.2.   Debt Service Fund                               6
    Section 3.3.   Excess Funds                                    6
    Section 3.4.   Nature of Obligations of the Borrower           6
    Section 3.5.   Usury                                           7

ARTICLE IV   PREPAYMENT OF THE LOAN PAYMENTS
    Section 4.1.   Prepayment and Payment of Loan                  7

ARTICLE V    SPECIAL COVENANTS
    Section 5.1.    Representations of Borrower; Maintenance of
                      Corporate Existence                           8
    Section 5.2.    Representations of Panda Funding                8
    Section 5.3.    Special Covenants                               8
    Section 5.4     Net Agreement                                   9

ARTICLE VI   ASSIGNMENT
    Section 6.1.    Consolidation, Merger and Assignment by
                      the Borrower                                  9
    Section 6.2.    Panda Funding's Rights of Assignment            9

ARTICLE VII  EVENTS OF DEFAULT AND REMEDIES
    Section 7.1.    Enumeration of "Events of Default"              9
    Section 7.2.    Remedies                                       10
    Section 7.3.    No Remedy Exclusive                            10

ARTICLE VIII GENERAL
    Section 8.1     Waiver of Rights                               10
    Section 8.2.    The Trustee; Paying Agent                      11
    Section 8.3.    Third Party Beneficiaries                      11
    Section 8.4.    Notices and Communications                     11
    Section 8.5.    Counterparts, Amendments, Governing
                      Law, Etc.                                    11
    Section 8.6.    Term of Agreement                              12


    Signatures . . . . . . . . . . . . . . . . .   [Signature Page -1]

Exhibit A - Form of PIC Note


                       PIC LOAN AGREEMENT

    THIS PIC LOAN AGREEMENT, dated as of July 31, 1996 (together with any amendments or supplements hereto, this "Agreement"), is by and between PANDA FUNDING CORPORATION (together with any permitted successor or assign under the Indenture referred to below, "Panda Funding"), a Delaware corporation, as lender, and PANDA INTERFUNDING CORPORATION (together with any permitted successor or assign under the Indenture, the "Borrower"), a Delaware corporation.

                      W I T N E S S E T H:

    WHEREAS, Panda Funding has determined to issue its $105,525,000 aggregate principal amount of 11 5/8% Pooled Project Bonds, Series A due 2012 (the "Series A Bonds") pursuant to a Trust Indenture dated as of July 31, 1996, together with any amendments or supplements permitted under the Indenture (the "Master Indenture") among Panda Funding, the Borrower and Bankers Trust Company, a New York banking corporation, as trustee, as supplemented by a first supplemental indenture dated as of July 31, 1996 (the "Series A Supplemental Indenture") (collectively, the "Indenture"). Terms used but not defined herein shall have the meanings ascribed thereto in the Indenture; and

    WHEREAS, Panda Funding proposes hereby to lend the proceeds of the Series A Bonds to the Borrower and the Borrower desires to borrow the proceeds of the Series A Bonds upon the terms and conditions set forth herein; and

    WHEREAS, Panda Funding may, from time to time, determine to issue additional Series of Pooled Project Bonds (collectively with the Series A Bonds, the "Bonds") pursuant to the Indenture and Series Supplemental Indentures relating to such additional Bonds; and

    WHEREAS, Panda Funding proposes to lend the proceeds of any additional Series of Bonds to the Borrower and the Borrower desires to borrow the proceeds of such additional Series of Bonds upon the terms and conditions set forth herein; and

    WHEREAS, the conditions precedent to the obligations of the Initial Purchaser to purchase the Series A Bonds include the execution and delivery of this Agreement; and

    NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                           ARTICLE I

                DEFINITIONS AND INTERPRETATIONS

    Section 1.1. Definitions. The following terms shall have the meanings assigned to them below whenever they are used in this Agreement, unless the context clearly otherwise requires. Except where the context otherwise requires, words imparting the singular number shall include the plural number and vice versa.

        "Additional  Note" means each additional  promissory
    note issued by the Borrower to Panda Funding evidencing a Loan relating to an additional Series of Bonds made on behalf of Panda Funding to the Borrower under this Agreement pursuant to Section 2.2(b) , substantially in the form of the note attached hereto as Exhibit A.

        "Agreement" is defined on page 1 of this Agreement.

        "Authorized Representative" has the meaning ascribed thereto in the Indenture.

        "Bondholder" or "holder" has the meaning ascribed thereto in the Indenture.

        "Bonds" has the meaning ascribed thereto in the Indenture.

        "Borrower" is defined in the recitals of this Agreement.

        "Collateral Agent" has the meaning ascribed thereto in the Indenture.

        "Debt Service Fund" has the same meaning as that specified in the Indenture.

        "event  of  default" or "default" is defined  in  Section
        10.1 of this Agreement.

        "Financing Documents" means this Agreement, the Series A Bonds, the Bonds, the Indenture, the Notes, the PIC Guaranty, the Security Documents, and the all other agreements, certificates, documents and instruments ever delivered in connection with any of such documents.

        "Governmental Authority" has the meaning ascribed thereto in the Indenture.

        "Indenture" is defined in the recitals of this Agreement.

        "Initial Note" means the promissory note issued by the Borrower to Panda Funding evidencing the Loan relating to the Series A Bonds made on behalf of Panda Funding to the Borrower under this Agreement pursuant to
    Section 2.2(a), substantially in the form of the note attached hereto as Exhibit A.

        "Interest Payment Date" means, with respect to the Initial Note, each date upon which an interest payment on the Series A Bonds becomes due and payable under the Indenture, and with respect to each Additional Note, each date upon which an interest payment on the applicable Series of Bonds becomes due and payable under the Series Supplemental Indenture authorizing such Series of Bonds.

        "Loan  or  Loans"  means each  loan  made  by  Panda
    Funding to the Borrower under this Agreement.

        "Loan Payments" means the payments to be made by the Borrower pursuant to Section 3.1 of this Agreement.

        "Material Adverse Change" has the meaning ascribed thereto in the Indenture.

        "Notes"  means  the promissory notes issued  by  the
    Borrower   payable  to  the  order  of   Panda   Funding
    evidencing the Loans relating to the Bonds made on behalf of Panda Funding to the Borrower under this
    Agreement, substantially in the form of the note attached hereto as Exhibit A. "Notes" shall include the Initial Note and each Additional Note.

        "outstanding" when used with respect to the Bonds has the same meaning as that specified in the Indenture when used with respect to the Notes has a corollary meaning.

        "Panda Funding" means the party defined as such on page 1 of this Agreement.

        "Paying Agent" has the meaning ascribed thereto in the Indenture.

        "person" means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, trust, estate, unincorporated association, institution, Governmental Authority, or other organization or entity.

        "PIC Guaranty" has the meaning ascribed thereto in the Indenture.

        "Projects" has the meaning ascribed thereto in the Indenture.

        "Series A Bonds" means the Bonds defined as such in the recitals of this Agreement, which are issued, sold and delivered pursuant to Article II of the Indenture.

        "Trustee" means Bankers Trust Company, as trustee, a New York banking corporation, having the powers of a trust company, serving as trustee pursuant to the Indenture, or any successor trustee.

        "U.S.   Government  Obligations"  has  the   meaning
    ascribed thereto in the Indenture.

    Section 1.2. Interpretations. The table of contents and article and section headings of this Agreement are for reference purposes only and shall not affect its interpretation in any respect.

                           ARTICLE II

     SALE OF THE BONDS; LOAN; DISPOSITION OF LOAN PROCEEDS

    Section 2.1. Issuance of the Bonds. (a) Panda Funding agrees that immediately following the delivery of this Agreement, it will execute and deliver the Series A Supplemental Indenture and issue, sell and deliver the Series A Bonds in the aggregate principal amount of $105,525,000. The Series A Bonds shall be limited obligations of Panda Funding and shall be payable by Panda Funding solely as provided in the Indenture.

    (b) Upon the conditions and as permitted or required by the terms of the Indenture, Panda Funding agrees that it will, from time to time, execute and deliver Series Supplemental Indentures
and  issue,  sell and deliver additional Series of  Bonds.   Such
additional Series of Bonds shall be the limited obligations of Panda Funding and shall be payable by Panda Funding solely as provided in the Indenture.

    Section 2.2. Loans. (a) The proceeds of the sale of the Series A Bonds (which proceeds shall be disbursed in accordance with the Indenture) are hereby lent by Panda Funding to the Borrower as the initial Loan hereunder. The initial Loan shall be evidenced by the Borrower's creation and issuance of the Initial Note dated as of the date of the Series A Bonds and payable to the order of Panda Funding.

    (b) The proceeds of the sale of any additional Series of Bonds (which proceeds shall be disbursed in accordance with the Indenture and the applicable Series Supplemental Indenture) shall be lent by Panda Funding to the Borrower as Loans hereunder. Such Loans shall be evidenced by the Borrower's creation and issuance of Additional Notes dated the date of the related Series of Bonds and payable to the order of Panda Funding.

    Section 2.3. Redemption of Bonds. Panda Funding agrees that, at the request at any time of the Borrower and if permitted by the Indenture, it will forthwith take all steps that may be necessary under the applicable redemption provisions of the Indenture to effect redemption of all or part of the then outstanding Series of Bonds, as may be specified by the Borrower, on the redemption date designated by the Borrower and on which such redemption may be made under such applicable provisions, and if for any reason Panda Funding shall fail promptly to take such steps upon the request of the Borrower, the Borrower may take such steps on behalf and in the name of Panda Funding.

                          ARTICLE III

                         LOAN PAYMENTS

    Section 3.1. Loan Payments. To repay the Loans evidenced by the Notes, the Borrower shall, subject to the limitations of
Section 3.5 hereof, make Loan Payments in installments, so as to provide amounts for the timely payment of the principal of and premium, if any, and interest on the related Series of Bonds in the amounts and at or before the opening of business on the dates as follows: (a) on each Interest Payment Date, an aggregate amount equal to the accrued interest coming due on such date on all outstanding Bonds of such Series, (b) on each Principal Payment Date, the principal amount of all outstanding Bonds of such Series maturing on such date; (c) on each date on which any of the Bonds of such Series are to be redeemed, the principal amount of and premium, if any, and interest (including interest accrued or to be accrued to such date) on the related Series of Bonds to be redeemed on such date in accordance with the provisions of the Indenture; and (d) on any date on which all the Bonds or all the Bonds of any Series shall be declared to be and shall become due and payable prior to their stated maturities pursuant to the provisions of the Indenture, the aggregate amount of principal, premium, if any, and interest so becoming due and payable on all the Bonds or all the Bonds of any Series in accordance with the terms of the Indenture. Any amount in cash held in or concurrently paid to the Debt Service Fund or otherwise held by the Trustee which may, pursuant to the provisions of the Indenture, be applied to the payment of the principal of and interest and premium, if any, on the related Series of Bonds and which is in excess of the amount, if any, required for payment of any past due principal of (whether by maturity or redemption) and premium, if any, on any Bonds of such Series theretofore matured or called for redemption and any past due interest, if any, on the Bonds of such Series shall be credited against the installment of the Loan Payments then required to be made by the Borrower. If on any date of payment referred to in clause (a), (b), (c) or (d) of this Section 3.1, the amount in cash held in the Debt Service Fund or otherwise held by the Trustee and available in accordance with the provisions of the Indenture for the payment of the principal of and interest and premium, if any, on the related Series of Bonds shall not be sufficient to pay all principal, interest and premium, if any, then due or overdue, the Borrower forthwith shall also pay the amount of such deficiency on such date to the Trustee in immediately available funds.

    Section 3.2. Debt Service Fund. The Borrower shall pay the Loan Payments required of it under this Agreement by remitting the same directly to the Trustee for deposit in the Debt Service Fund or by causing a transfer to be made to the Debt Service Fund from the other Accounts and Funds (as defined in the Indenture) as provided in the Indenture.

    Section 3.3. Excess Funds. After all of the Bonds have been retired and all interest and applicable premiums, if any, due thereon have been paid or provision for such retirement and payment has been made, and all compensation and expenses of the Trustee, the Collateral Agent and any Paying Agent have been paid or provision for such payment has been made, any excess moneys remaining in the Accounts and Funds (other than the International Accounts and Funds) shall forthwith be paid by the Trustee to the Borrower in the manner prescribed by the last sentence of Section
6.1 of the Indenture.

    Section 3.4. Nature of Obligations of the Borrower. Until all of the Bonds shall be deemed to have been paid within the meaning of Section 6.1 of the Indenture, the obligations of the Borrower to pay the Loan Payments as provided in this Agreement and to make all other payments required herein shall be absolute and unconditional, irrespective of any rights of set-off, recoupment or counterclaim the Borrower might otherwise have against Panda Funding, the Trustee or any other person or persons, and the Borrower will not suspend or discontinue any such payment or (except in accordance with Article IV of this Agreement) terminate this Agreement for any cause including, without limiting the generality of the foregoing, any event constituting force majeure, any acts or circumstances that may constitute an eviction or constructive eviction, failure of consideration, failure of title, or commercial frustration of purpose, or any damage to or destruction of all or part of the Projects, or the failure to obtain any permit or order from any governmental agency which is required to be obtained in connection with the operation of the Projects or the taking or condemnation of title to or the use or possession of all or any part of the Projects, or any change in the laws of the United States, or any state, or any political subdivision thereof, or any failure of Panda Funding to perform and observe any agreement or covenant, whether express or implied, or to discharge any duty, liability or obligation arising out of or connected with this Agreement or any other agreement between the Borrower and Panda Funding. The preceding sentence shall not be construed to release Panda Funding from the performance of any of its agreements contained in this Agreement, or except to the extent provided in this Section 3.4, prevent or restrict the Borrower from asserting any rights which it may have against Panda Funding, the Trustee or any other persons under this Agreement or under any provision of law or prevent or restrict the Borrower, at its own cost and expense, from prosecuting or defending any action or proceeding against or by third parties or taking any other action to secure or protect its rights of purchase, acquisition, possession and use of the Projects and its rights under this Agreement.

    Section 3.5. Usury. Notwithstanding any provision of this Agreement to the contrary, it is hereby agreed by and between Panda Funding and the Borrower that in no event shall the interest contracted for, charged, received, reserved or taken in connection with the Loans (including interest on the Notes pursuant to Section 3.1 of this Agreement together with any other costs or considerations that constitute interest under the law of the State which are contracted for, charged, received, reserved or taken pursuant to this Agreement) exceed the maximum rate of nonusurious interest allowed under applicable law as presently in effect and to the extent allowed by such laws as such laws may be amended from time to time to increase such rate; and in the event that the maturity of any Note is accelerated pursuant to Section
7.1 hereof, or redeemed in accordance with the provisions hereof requiring mandatory redemption, then such amounts that constitute payments of interest on the Notes, together with any costs or considerations which constitute interest under applicable law, may never exceed an amount which would result in payment of interest at a rate in excess of the maximum rate of nonusurious interest allowed by applicable law as presently in effect and to the extent allowed by such laws as such laws may be amended from time to time to increase such rate, and excess interest, if any, provided for in this Agreement, the Notes or otherwise, shall be canceled automatically as of the date of such acceleration or, if theretofore paid, shall be credited on the principal amount of the Notes.

                           ARTICLE IV

                PREPAYMENT OF THE LOAN PAYMENTS

    Section 4.1. Prepayment and Payment of Loan. The Borrower may at any time deliver monies or U.S. Government Obligations to the Trustee with instructions to the Trustee to hold such monies or U.S. Government Obligations in the special segregated fund referred to in Article VI of the Indenture in connection with a discharge of the Indenture.

    No payment of or on account of the Loan Payments need be made during the term of this Agreement or thereafter when and so long as the amount in the Debt Service Fund, together with any other amounts then held by the Trustee and available for the purpose, is sufficient to retire all of the Bonds then outstanding in accordance with the Indenture, including any applicable redemption premium on such Bonds and the amount of interest due and thereafter to become due on the Bonds on and prior to such retirement. However, if, subsequent to a date on which the Borrower is not obligated to pay the Loan Payments or any installment thereof pursuant to the preceding sentence, losses (net of gains) shall be incurred in respect of the in vestments in Permitted Investments as defined in the Indenture and such net losses or any other event shall have reduced the amounts in the Debt Service Fund, together with any other amounts then held by the Trustee and available for the purpose, below the amount sufficient at the time of such occurrence or other event to redeem or pay, in accordance with the provisions of the Indenture, on the next date on which redemption or payment is to be effected, the principal amount of the Bonds, and the amount of interest and premium, if any, due or to become due on the Bonds on and prior to such redemption or payment, the Trustee shall notify the Borrower of such fact and thereafter, the Borrower, as and when required for purposes of such Debt Service Fund, shall pay to the Trustee for deposit in the Debt Service Fund the amount of any such reduction below such sufficient amount.

                           ARTICLE V

                       SPECIAL COVENANTS

    Section 5.1. Representations of Borrower; Maintenance of Corporate Existence. The Borrower represents that it is duly incorporated and existing under the laws of the State of Delaware, that it has duly accomplished all conditions precedent necessary to be accomplished by it prior to issuance and delivery of the Series A Bonds and execution and delivery of this Agreement, that it is not in default under any agreement, in denture or other instrument in any manner which would impair the Borrower's ability to carry out its obligations hereunder, that it has power to enter into the transactions contemplated by this Agreement, that it has been duly authorized to execute and deliver this Agreement and that it will not, except as provided in this Section, voluntarily take any action that would result in a Material Adverse Change.

    Until all of the Bonds shall be deemed to have been paid within the meaning of Section 6.1 of the Indenture, the Borrower or its successor hereunder shall maintain its legal existence and except to the extent otherwise permitted under Section 7.12 of the Indenture.

    Section 5.2. Representations of Panda Funding. Panda Funding represents that it is duly incorporated and existing under the laws of the State of Delaware, that it has duly accomplished all conditions precedent necessary to be accomplished by it prior to issuance and delivery of the Series A Bonds and execution and delivery of this Agreement, that it is not in default under any agreement, indenture or other instrument in any manner which would impair the Panda Funding's ability to carry out its obligations hereunder, that it has power to enter into the transactions contemplated by this Agreement, that it has been duly authorized to execute and deliver this Agreement and that it will not, except as provided in the Section 7.12 of the Indenture, voluntarily take any action that would result in a Material Adverse Change.

    Section 5.3. Special Covenants. Panda Funding and the Borrower agree that all proceeds received from the sale of the Series A Bonds or any additional Series of Bonds, as well as all Loan Payments paid by the Borrower and other monies received by Panda Funding pursuant to this Agreement, shall be applied solely in the manner and for the purposes specified in this Agreement and the Indenture. Each of Panda Funding and the Borrower further agrees that it will observe the covenants made by it in the Indenture.

    Section 5.4 Net Agreement. This Agreement shall be deemed and construed to be a "net agreement", and the Borrower shall during its term pay absolutely net the Loan Payments and all other payments required hereunder, free of any deductions, without abatement, deduction or setoff other than those herein expressly provided.

                           ARTICLE VI

                           ASSIGNMENT

    Section 6.1. Consolidation, Merger and Assignment by the Borrower. The Borrower shall not enter into any transaction of merger, consolidation sale, lease, transfer or other disposition of all or substantially all of its assets (including the Project Portfolio, as such term is defined in the Indenture) change its form or organization or its business or liquidate or dissolve itself (or suffer any liquidation or dissolution) except as provided in the Indenture.

    Section 6.2. Panda Funding's Rights of Assignment. Panda Funding may, only in accordance with the Indenture and the Security Documents, assign this Agreement and the Notes as security for payment of the principal of and premium, if any, and interest on the Series A Bonds and additional Series of Bonds. The Borrower hereby assents to such assignments and agrees that the Trustee may exercise and enforce in accordance with the Indenture any of the rights of Panda Funding under this Agreement or the Notes.

                          ARTICLE VII

                 EVENTS OF DEFAULT AND REMEDIES

    Section  7.1.     Enumeration of "Events  of  Default".   The
terms "event of default" or "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

        (a) Failure by the Borrower to pay when due in accordance with Section 3.1 of this Agreement the portion of the Loan Payments representing payment of the principal of and premium, if any, on the Bonds, and the continuation of such failure for 15 or more days;

        (b) Failure by the Borrower to pay when due in accordance with Section 3.1 of this Agreement the portion of the Loan Payments representing payment of interest on the Bonds, and the continuation of such failure for 15 or more days; or

        (c) The occurrence of one or more of the events specified in Section 9.1 of the Indenture.

    Section 7.2. Remedies. Upon any acceleration of the principal of the related Series of Bonds under the Indenture, all Loan Payments with respect to the related Loan shall be immediately due and payable under this Agreement. In addition, whenever any event of default referred to in Section 7.1 shall have occurred and be continuing, the Trustee, or Panda Funding with the prior written consent of the Trustee, may take any action  at  law  or  in equity to collect amounts  then  due  and
thereafter   to  become  due,  or  to  enforce  performance   and
observance of any obligation, agreement or covenant of the Borrower under this Agreement. Any amounts collected pursuant to action taken under this Section 7.2 shall be applied in accordance with the provisions of the Indenture.

    A waiver by the Trustee of any "events of default" as that term is defined in the Indenture, in accordance with the terms and provisions of Section 9.7 of the Indenture, shall also constitute a waiver of the corresponding event of default and its consequences hereunder.

    Section 7.3. No Remedy Exclusive. No remedy conferred upon or reserved to Panda Funding or the Trustee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing hereunder shall impair any such right or power or shall be construed to be a waiver thereof, nor shall any single or partial exercise of any other right, power or privilege, but every such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice other than such notices as may be herein expressly required.

                          ARTICLE VIII

                            GENERAL

    Section  8.1   Waiver of Rights.  Failure by Panda Funding,
the Borrower or the Trustee to insist upon the strict performance of any of the covenants and agreements contained in this Agreement or to exercise any rights or remedies upon default shall not be considered a waiver or relinquishment of the right to insist upon
and   to  enforce  by  any  appropriate  legal  remedy  a  strict compliance by the defaulting party with all of the covenants and conditions binding on it, or of the right to exercise any such rights or remedies if such default be continued or repeated.

    Section 8.2. The Trustee; Paying Agent. For so long as any of the Bonds and the Notes shall remain outstanding, the Borrower covenants and agrees to pay to the Trustee (all references in this Section 8.2 to the Trustee shall be deemed to apply to the Trustee in its capacities as Trustee, Paying Agent and Security Registrar) from time to time, and the Trustee shall be entitled to, compensation for all its services rendered by it under the Indenture and such other costs and expenses as agreed to by the Borrower under the Indenture. Each reference herein to the Trustee shall include any successor Trustee.

    Section 8.3. Third Party Beneficiaries. This instrument is executed in part to induce the purchase by others of the Series A Bonds, and for the further securing of the Series A Bonds and additional Series of Bonds, and accordingly, so long as any Bonds are outstanding, all respective covenants and agreements of the parties herein contained are hereby declared to be for the benefit of the holders from time to time of the Bonds, and may be enforced by or on behalf of such holders only by the Trustee in accordance with the provisions of the Indenture. This Agreement shall not be deemed to create any right of subrogation or otherwise in any person who is not a party hereto (other than the permitted successors and assigns of a party) and shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party (other than the permitted successors or assigns of a party hereto), except in each case the holders from time to time of the Bonds and the Trustee, but such rights shall be enforceable only as provided in the Indenture.

    Section 8.4. Notices and Communications. Any request, demand, authorization, direction, notice, consent or waiver provided or permitted under this Agreement to be made upon, given or furnished to, or filed with the Borrower or Panda Funding shall be so made upon, given or furnished to, or filed with, such parties hereto in accordance with Section 1.5 of the Indenture.

    Section 8.5. Counterparts, Amendments, Governing Law, Etc. This Agreement (a) may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument; (b) except as otherwise provided in this Agreement or in the Indenture, may be modified or amended only by an instrument in writing signed by an Authorized Representatives of all parties (or their respective successors or assigns) and, so long as any Series of Bonds are outstanding, only with the consent of the Trustee given in accordance with the applicable provisions of the Indenture; and
(c) shall be governed, in all respects including validity, interpretation and effect by, and shall be enforceable in accordance with, the law of the State of New York. The parties agree that they will appropriately amend this Agreement to increase the payments to be made by the Borrower hereunder if for any reason such payments, if made, are not sufficient to pay the principal of and interest and premium, if any, on the Bonds as the same become due but, in no event shall the Borrower be obligated to pay interest on the principal amount of the Loan in excess of the maximum amount allowed by law.

    The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect its interpretation in any respect. In the event that any clause or provision of this Agreement shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining provisions hereof.

    Section  8.6.     Term of Agreement.  Except as  provided  in
Article IV of this Agreement, this Agreement shall remain in full force and effect from the date of execution and delivery hereof until the Indenture has been discharged in accordance with the provisions thereof; provided, however, that the provisions of Sections 8.2 and the last paragraph of Section 4.1 of this Agreement shall survive any expiration or termination of this Agreement.

    IN WITNESS WHEREOF, Panda Funding and the Borrower have caused this Agreement to be signed in their behalf by their duly authorized representatives as of the date set forth above.

                             PANDA FUNDING CORPORATION



                             By:_____________________________
                                 Name:   Robert W. Carter
                                 Title:  Chairman of the Board,
                                           President and Chief
                                           Executive Officer




                             PANDA  INTERFUNDING CORPORATION



                             By:________________________________
                                 Name:   Robert W. Carter
                                 Title:  Chairman of the Board,
                                           President and Chief
                                           Executive Officer


















                           Exhibit A

                         FORM OF NOTE

NOTICE: This Note has been endorsed, pledged and assigned by PANDA FUNDING CORPORATION to BANKERS TRUST COMPANY, as trustee, in its capacity as the Collateral Agent under the Collateral Agency Agreement (as defined in the Indenture referred to below), and this Note is held in trust by such Collateral Agent.


$___________________                     [Date of issuance]


    FOR VALUE RECEIVED, PANDA INTERFUNDING CORPORATION, a Delaware corporation (the "Borrower"), does hereby promise to pay to the order of the PANDA FUNDING CORPORATION (hereinafter called the "Panda Funding") at the principal corporate trust office of BANKERS TRUST COMPANY, as trustee, a New York banking corporation (hereinafter called the "Trustee"), or any successor trustee acting as such under that certain Trust Indenture (the "Indenture") dated as of July 31, 1996, among Panda Funding, the Borrower and the Trustee in lawful money of the United States of America, the principal sum of ____________________________
DOLLARS ($____________), and to pay interest on the unpaid principal amount hereof, in like money, at such office in the amounts specified in Section 3.1 of the Loan Agreement hereinafter referenced.

    ALL   SUMS  paid  hereon  shall  be  applied  first  to   the
satisfaction of accrued interest and the balance to the unpaid principal.

    Principal on this Note is due and payable on each Principal Payment Date and at maturity in the amounts and on the dates specified in Section 3.1 of the Loan Agreement. Interest on this
Note is due and payable on each Interest Payment Date and at maturity in the amounts and at the rate specified in Section 3.1 of the Loan Agreement.

    THIS NOTE is [the Initial Note] [an Additional Note] referred to in that certain Loan Agreement dated as of July 31, 1996 by and between the Borrower and Panda Funding, and is subject to, and is executed in accordance with, all of the terms, conditions and provisions thereof, including those respecting prepayment and the acceleration of maturity and is further subject to all of the terms, conditions and provisions of the Indenture, all as provided in the Loan Agreement.

    THIS NOTE is a contract made under and shall be construed in accordance with and governed by the laws of the State of New
York.

                             PANDA INTERFUNDING CORPORATION



                             By:________________________________
                                 Name:
                                 Title:







                      FORM OF ENDORSEMENT
             (To be set forth on back of PIC Note)

    Pay to the order of Bankers Trust Company, as Collateral Agent, without recourse or warranty, except warranty of good title and warranty that Panda Funding has not assigned this Note to any person other than the Collateral Agent and that the principal amount of $_______________ remains unpaid under this Note.

                          PANDA FUNDING CORPORATION



                          By_______________________________
                              Name:
                              Title: